UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

EMULEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Susan Street Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 662-5600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 22, 2011, the Board of Directors (the “Board”) of Emulex Corporation (the “Company”) increased the size of the Board from eight members to nine members (as described in Item 5.03,below) and appointed Nersi Nazari to fill the vacancy created thereby until the next annual meeting of the Company’s stockholders, which is to be held on November 29, 2011, or until his successor is elected and qualified or his earlier resignation or removal. There is no understanding or arrangement between Mr. Nazari and any other person pursuant to which Mr. Nazari was appointed.

Mr. Nazari currently serves as the President of Pacific General Ventures, a venture capital firm he founded in 2003 that invests primarily in semiconductor and software companies. He also currently serves as Executive Chairman of Vigilo Networks, Inc., an early-stage health care technology company he helped found in 2011. From 2009 to 2010, Mr. Nazari served as the President and Chief Executive Officer of one of Pacific General Ventures portfolio companies, Teranetics, Inc., a leader in 10GBASE-T Ethernet Phy chips. Teranetics was acquired by PLX Technology in 2010. From 1997 to 2003, he served as the Vice President for Signal Processing Technology for Marvell Semiconductor where his responsibilities included the development of storage and communications products and Marvell’s System-on-Chip (SOC) strategy. Prior to Marvell, Mr. Nazari was chief technologist at GEC Plessey Semiconductor and served in engineering roles at Seagate Technology and Digital Equipment Corp. Mr. Nazari holds a PhD in Electrical Engineering from the University of Colorado, Boulder and is the holder of eight patents.

In connection with his service as a member of the Board, Mr. Nazari will be paid in accordance with the terms described in the section titled “Compensation of Directors” that begins on page 10 of the Company’s proxy statement that was filed with the Securities and Exchange Commission on October 12, 2010.

On June 23, 2011, the Company issued a press release, which announced that Mr. Nazari had been appointed to the Board. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

  (a) Pursuant to Article III, Section 2 of the Company’s Amended and Restated Bylaws, effective June 22, the Board of Directors set the number of authorized directors constituting the whole Board at nine (9) members.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 23, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
Date: June 23, 2011	BY:	/s/James M. McCluney

James M. McCluney, Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 23, 2011

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